JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

SEPARATE ACCOUNT T

Supplement dated May 30, 2017 to PROSPECTUSES dated May 1, 2017

Change to Variable Investment Option Listing

This Supplement applies to DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY and REVOLUTION VALUE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated May 1, 2017.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement is to correct the omission of a certain Investment Option Portfolio from the “Portfolio Investment Objectives” chart in “V. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE PORTFOLIOS.” The corrected chart now includes the following entry in alphabetical order:

Portfolio	Subadviser	Investment Objective

Lifestyle Balanced PS Series Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

You should retain this Supplement for future reference.

Supplement dated May 30, 2017

05/17:VAPS49	333-164147 333-164140 333-164137 333-164138 333-164139

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